Formation and Business of the Company	1 Months Ended
Jan. 31, 2015
Formation and Business of the Company
FORMATION AND BUSINESS OF THE COMPANY

2. FORMATION AND BUSINESS OF THE COMPANY

Description of Business

        BioPharmX Corporation is incorporated under the laws of the state of Delaware and originally incorporated on August 30, 2010 in Nevada under the name Thompson Designs, Inc. The Company has only one wholly owned subsidiary, BioPharmX, Inc. a Nevada corporation.

        The Company is a specialty pharmaceutical company focused on utilizing our proprietary drug delivery technologies to develop and commercialize novel prescription and over-the-counter, or OTC, products that address large markets in women's health and dermatology. The Company's objective is to develop products that treat health or age-related conditions that (1) are not presently being addressed or treated at all or (2) are currently treated with drug therapies or drug delivery approaches that are suboptimal. The Company's strategy is designed to bring new products to market by identifying optimal delivery mechanisms and/or alternative applications for FDA-approved active pharmaceutical ingredients, or APIs, while in appropriate circumstances, reducing the time, cost and risk typically associated with new product development by repurposing drugs with demonstrated safety profiles taking advantage of the regulatory approval pathway under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act, or FDC Act available for repurposed/reformulated drugs. The Company believes the 505(b)(2) regulatory pathway may reduce drug development risk and could reduce the time and resources it spends during development.

        Since the Company's inception, substantially all of the Company's efforts have been devoted to developing its product candidates, including conducting preclinical and clinical trials and providing general and administrative support for its operations. The Company commercially launched its breast health supplement at the end of 2014, although to-date the Company has generated a de minimis amount of revenue from product sales and the Company is not dependent on sales to any one customer. The Company has financed its operations primarily through the sale of equity securities and convertible debt securities from which it raised $9.6 million of net cash from its inception through January 31, 2015.

Share Exchange

        On January 23, 2014, the Company (then operating as Thompson Designs, Inc.), BioPharmX, Inc. and stockholders of BioPharmX, Inc., who collectively owned 100% of BioPharmX, Inc., entered into and consummated transactions pursuant to a share exchange agreement, such transaction referred to as the Share Exchange, whereby the Company issued to the stockholders of BioPharmX, Inc. an aggregate of 7,025,000 shares of its common stock, in exchange for 100% of the shares of BioPharmX, Inc. The shares of the Company's common stock received by the stockholders of BioPharmX, Inc. in the Share Exchange constituted approximately 77.8% of our then issued and outstanding common stock, after giving effect to the issuance of shares pursuant to the share exchange agreement. As a result of the Share Exchange, BioPharmX, Inc. became the Company's wholly-owned subsidiary. For accounting purposes, the Share Exchange was treated as a reverse acquisition with BioPharmX, Inc. as the acquirer and the Company as the acquired party, and as a result the historical financial statements prior to the Share Exchange included in this prospectus and registration statement are the historical financial statements of BioPharmX, Inc. On March 3, 2014, the Company changed its name to BioPharmX Corporation. On May 16, 2014, the Company reincorporated from Nevada to Delaware.